Derivative Instruments and Hedging Activities	3 Months Ended
Mar. 31, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities	Derivative Instruments and Hedging Activities
To reduce cash flow volatility from foreign currency fluctuations, we may enter into forward and swap contracts to hedge portions of cash flows of certain foreign currency transactions. We do not use derivative financial instruments for trading or speculative purposes.

Cross-Currency Swaps

In September 2022, we entered into three new cross-currency interest rate swaps which notionally exchanged $200 million at a fixed rate of 5.75% for €207 million on which a weighted average rate of 4.30% is payable. The cross-
currency swaps have been designated as fair value hedges of a fixed rate U.S. Dollar intercompany loan. The cross-currency swaps were set to mature in July 2025, which was the best estimate of the repayment date on the intercompany loan.

We formally assessed the hedging relationship at the inception of the fair value hedge in order to determine whether the derivatives that are used in the hedging transactions are highly effective in offsetting changes in fair value attributable to the hedged item and we will continue to assess the relationship on an ongoing basis. We used the spot method to measure effectiveness of our cross-currency swap agreement, comparing the quarterly change in the spot exchange rates on the USD notional amount underlying the cross-currency swap designated hereunder and the quarterly change in spot exchange rates on the USD debt. Fair value changes attributable to the change in spot foreign currency rates are recognized in foreign exchange gain (loss), and reported in Other operating expense, net in our condensed consolidated statement of operations, along with the offsetting gains and losses of the related hedged item. We have elected to exclude the forward interest rate differential from the assessment of hedge effectiveness in the fair value hedge and account for it as an excluded component. The changes in fair value of the excluded component of the cross-currency swaps are recorded in Other comprehensive income (loss).

The fair value of these hedges were liabilities of $23 million and $19 million at March 31, 2023 and December 31, 2022, and are recorded as other noncurrent liabilities on our unaudited condensed consolidated balance sheets. We estimate the fair values of our cross-currency swaps by taking into consideration valuations obtained from a third-party valuation service that utilizes an income-based industry standard valuation model for which all significant inputs are observable either directly or indirectly. These inputs include foreign currency exchange rates, credit default swap rates and cross-currency basis swap spreads. The cross-currency swaps have been classified as Level 2 because the fair value is based upon observable market-based inputs or unobservable inputs that are corroborated by market data.

For the three months ended March 31, 2023 and 2022, the change in accumulated other comprehensive loss associated with hedging activities was a gain of $1 million and nil, respectively.
On May 1, 2023, we terminated our cross currency swaps and a payable was recorded to the counterparties for $27 million which was the fair value of these hedges on the date of termination.

Forward Currency Contracts Not Designated as Hedges

We transact business in various foreign currencies and we may enter into currency forward contracts to offset the risks associated with foreign currency exposure. At March 31, 2023 and December 31, 2022, we had nil and $71 million, respectively, notional amount (in U.S. Dollar equivalents) outstanding in foreign currency contracts with a term of approximately one month. The contracts are valued using observable market rates (Level 2).